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EXHIBIT 23


CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, dated January 28, 1999, on the consolidated financial statements and supporting schedule and exhibit of GTE Florida Incorporated included in this Form 10-K, into the following previously filed Registration Statements:

          1.   Form S-3 of GTE Florida Incorporated (File No. 333-43507)

          2.   Form S-3 of GTE Florida Incorporated (File No. 333-65241)





Dallas, Texas                                              ARTHUR ANDERSEN LLP
March 31, 1999